COMMITMENTS, CONTINGENCIES, AND GUARANTEES	12 Months Ended
Dec. 28, 2013
COMMITMENTS, CONTINGENCIES, AND GUARANTEES [Abstract]
COMMITMENTS, CONTINGENCIES, AND GUARANTEES
M.	COMMITMENTS, CONTINGENCIES, AND GUARANTEES

We are self-insured for environmental impairment liability, including certain liabilities which are insured through a wholly owned subsidiary, Ardellis Insurance Ltd., a licensed captive insurance company.

We own and operate a number of facilities throughout the United States that chemically treat lumber products.  In connection with the ownership and operation of these and other real properties, and the disposal or treatment of hazardous or toxic substances, we may, under various federal, state, and local environmental laws, ordinances, and regulations, be potentially liable for removal and remediation costs, as well as other potential costs, damages, and expenses.  Environmental reserves, calculated with no discount rate, have been established to cover remediation activities at our affiliates’ wood preservation facilities in Stockertown, PA; Elizabeth City, NC; Auburndale, FL; Janesville, WI; and Medley, FL.  In addition, a reserve was established for our affiliate’s facility in Thornton, CA to remove certain lead containing materials which existed on the property at the time of purchase.  During 2009, a subsidiary entered into a consent order with the State of Florida to conduct additional testing at the Auburndale, FL facility.  We admitted no liability and the costs are not expected to be material.

On a consolidated basis, we have reserved approximately $3.5 million on December 28, 2013 and December 29, 2012, representing the estimated costs to complete future remediation efforts. These amounts have not been reduced by an insurance receivable.

In 2012, we recorded a $2.3 million loss contingency for a Canadian anti-dumping duty. The Canadian government has imposed retroactive assessments for antidumping and countervailing duties tied to certain extruded aluminum products imported from China.  An additional $0.6 million was recorded during 2013.  We continue to work with the government to clarify the applicability of these rules to our products.

During 2013, we accrued $0.9 million related to anti-dumping duty assessments estimated on plywood and steel nails imported from China.  We continue to work with US Customs and Border Protection to mitigate potential charges.  This duty is unrelated to the 2013 duty assessment disclosed above.

We are currently undergoing an unclaimed property audit with the state of Michigan covering the period July 1, 1994 to present.  We anticipate that the audit will be completed during 2014 and do not expect it to result in a material loss.

In addition, on December 28, 2013, we were parties either as plaintiff or a defendant to a number of lawsuits and claims arising through the normal course of our business.  In the opinion of management, our consolidated financial statements will not be materially affected by the outcome of these contingencies and claims.

On December 28, 2013, we had outstanding purchase commitments on capital projects of approximately $4.2 million.

We provide a variety of warranties for products we manufacture. Historically, warranty claims have not been material.  We distribute products manufactured by other companies, some of which are no longer in business.  While we do not warrant these products, we have received claims as a distributor of these products when the manufacturer no longer exists or has the ability to pay.  Historically, these costs have not had a material affect on our consolidated financial statements.

In certain cases we supply building materials and labor to site-built construction projects or we jointly bid on contracts with framing companies for such projects. In some instances we are required to post payment and performance bonds to insure the owner that the products and installation services are completed in accordance with our contractual obligations.  We have agreed to indemnify the surety for claims made against the bonds.  As of December 28, 2013, we had approximately $24.2 million in outstanding payment and performance bonds, which expire during the next two years.  In addition, approximately $17.7 million in payment and performance bonds are outstanding for completed projects which are still under warranty.

On December 28, 2013 we had outstanding letters of credit totaling $26.5 million, primarily related to certain insurance contracts and industrial development revenue bonds described further below.

In lieu of cash deposits, we provide irrevocable letters of credit in favor of our insurers to guarantee our performance under certain insurance contracts.  We currently have irrevocable letters of credit outstanding totaling approximately $16.7 million for these types of insurance arrangements.  We have reserves recorded on our balance sheet, in accrued liabilities, that reflect our expected future liabilities under these insurance arrangements.

We are required to provide irrevocable letters of credit in favor of the bond trustees for all of the industrial development revenue bonds that we have issued.  These letters of credit guarantee principal and interest payments to the bondholders.  We currently have irrevocable letters of credit outstanding totaling approximately $9.8 million related to our outstanding industrial development revenue bonds.  These letters of credit have varying terms but may be renewed at the option of the issuing banks.

Certain wholly owned domestic subsidiaries have guaranteed the indebtedness of Universal Forest Products, Inc. in certain debt agreements, including the Series 2012 Senior Notes and our revolving credit facility.  The maximum exposure of these guarantees is limited to the indebtedness outstanding under these debt arrangements and this exposure will expire concurrent with the expiration of the debt agreements.

Many of our wood treating operations utilize "Subpart W" drip pads, defined as hazardous waste management units by the EPA.  The rules regulating drip pads require that the pad be “closed” at the point that it is no longer intended to be used for wood treating operations or to manage hazardous waste.  Closure involves identification and disposal of contaminants which are required to be removed from the facility.  The cost of closure is dependent upon a number of factors including, but not limited to, identification and removal of contaminants, cleanup standards that vary from state to state, and the time period over which the cleanup would be completed.  Based on our present knowledge of existing circumstances, it is considered probable that these costs will approximate $0.6 million.  As a result, this amount is recorded in other long-term liabilities on December 28, 2013.